EVERBANK FINANCIAL CORP 1ST QUARTER EARNINGS SUPPLEMENT April 30, 2014

2 DISCLAIMER THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, ACTUAL RESULTS MAY PROVE TO BE MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT QUARTERLY REPORTS ON FORM 10-Q AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. 1ST QUARTER EARNINGS SUPPLEMENT

• Completed sale of approximately $10bn of unpaid principal balance (UPB) of mortgage servicing rights to Green Tree Servicing LLC • Expect to transfer default servicing platform May 1, 2014 SOLID EARNINGS AND ROE • GAAP EPS of $0.23, up 77% linked-quarter (LQ) and down 23% year-over-year (YoY) • ROE of 7.9%, Adjusted ROE of 7.5% • Noninterest expense (NIE) of $161mm, down 18% LQ and down 24% YoY • Continue to expect $650mm of NIE for 2014 3 KEY HIGHLIGHTS – 1Q14 Note: A reconciliation of non-GAAP financial measures can be found in the appendix. STRONG ASSET GENERATION VOLUME • Total organic asset generation of $2.0bn for the quarter • $1.1bn retained organic asset generation - $4.6bn annualized SOLID BALANCE SHEET AND CAPITAL POSITION • Loans and leases held for investment (HFI) up $0.6bn, or 5%, LQ • Total deposits flat LQ at $13.3bn and down $0.4bn, or 3%, YoY • Tangible common equity per common share of $11.78, up 11% YoY • Tier 1 common equity ratio: 12.2% • Tier 1 leverage (bank): 9.1% • Total risk-based (bank): 14.3% • Estimated common equity tier 1 capital ratio under fully phased-in Basel III: 10.0 – 10.5% EXECUTED KEY STRATEGIC INITIATIVES 1ST QUARTER EARNINGS SUPPLEMENT NET INTEREST MARGIN GROWTH • Core NIM increased 6bps to 3.36% from 3.30% in 4Q13 • NIM increased to 3.41% from 3.37% in 4Q13

12,178 12,794 12,496 13,189 13,801 2,417 2,000 1,060 791 597 5.02% 4.94% 4.82% 4.75% 4.59% 1Q13 2Q13 3Q13 4Q13 1Q14 HFI HFS Average Loan HFI Yield 53% 52% 54% 54% 56% 30% 30% 30% 30% 28% 7% 8% 9% 9% 9% 10% 10% 7% 7% 7% 1Q13 2Q13 3Q13 4Q13 1Q14 Residential HFI Commercial Commercial Finance Warehouse Finance 4 LOANS END OF PERIOD LOANS ($MM) QUARTER HIGHLIGHTS 12,178 12,794 13,189 13,801 LOAN HFI COMPOSITION ($MM) • Loans HFI up $612mm, or 5%, LQ and up $1.6bn, or 13%, YoY • Residential loans up 8% LQ and up 21% YoY • Commercial loans and leases up 1% LQ and up 5% YoY • Yield on average loans HFI of 4.59%, down 16bps, LQ • Residential lending strategy has resulted in more prime jumbo ARMs being originated to the portfolio 14,794 13,556 13,980 14,398 14,595 12,496 1ST QUARTER EARNINGS SUPPLEMENT

5 DEPOSITS AVERAGE DEPOSITS AND RATES ($MM) QUARTER HIGHLIGHTS 1Q14 DEPOSIT COMPOSITION • Average deposits down $503mm, or 4%, LQ and down $791mm, or 6%, YoY • Noninterest-bearing deposits down 21% LQ and down 21% YoY • Interest checking deposits down 1% LQ and up 6% YoY • Global market deposits down 3% LQ and down 14% YoY • MMDA & savings deposits down 1% LQ and up 9% YoY • Time deposits down 4% LQ and down 24% YoY • Cost of deposits increased 1bp LQ and decreased 8bps YoY to 0.71% 8% 22% 8% 38% 24% Noninterest-bearing Interest Checking Global Market MMDA & Savings Time Deposits 12,446 12,481 12,390 12,170 11,952 1,377 1,393 1,515 1,366 1,081 0.79% 0.76% 0.70% 0.70% 0.71% 1Q13 2Q13 3Q13 4Q13 1Q14 Interest-bearing Noninterest-bearing Cost of deposits 13,874 13,905 13,536 13,033 13,824 1ST QUARTER EARNINGS SUPPLEMENT

6 NET INTEREST INCOME NET INTEREST INCOME ($MM) QUARTER HIGHLIGHTS • Net interest income down $4mm, or 3%, LQ and down $13mm, or 9%, YoY • Average interest-earning assets down 2% LQ and down 9% YoY • Core NIM increased 6bps LQ to 3.36% • Future net interest income is expected to benefit from increased commercial and prime jumbo residential origination volumes added to balance sheet 3.42% 3.33% 3.24% 3.37% 3.41% 1Q13 2Q13 3Q13 4Q13 1Q14 Net Interest Income Net Interest Margin $141 $139 $135 $131 $144 CORE NIM ($mm) 1Q13 4Q13 1Q14 Average interest-earning assets 17,050$ 15,889$ 15,581$ Net interest income 144 135 131 Repo ed IM 3.42% 3.37% 3.41% Net interest income 144$ 135$ 131$ Less: Discount accretion from Tygris acquisition 6 3 2 Adjusted net interest income 137$ 132$ 129$ Core NIM 3.27% 3.30% 3.36% 1ST QUARTER EARNINGS SUPPLEMENT

NONINTEREST INCOME AND EXPENSE

NONINTEREST INCOME

($mm)	1Q13	4Q13	1Q14
Loan servicing fee income	$ 42	$ 49	$ 47
MSR amortization	(35)	(25)	(21)
Valuation allowance	13	15	5
Net loan servicing income	20	38	31
Loan production and gain on sale income	92	39	38
Deposit, lease and other income	22	19	15
Noninterest income	$ 133	$ 96	$ 85

NONINTEREST EXPENSE

($mm)	1Q13	4Q13	1Q14
Salaries, commissions and other employee benefits expense	$ 110	$ 102	$ 98
Equipment expense	20	25	19
Occupancy expense	7	11	8
General and administrative expense	74	59	37
Total noninterest expense	$ 212	$ 197	$ 161
FTE	3,955	4,062	3,774

QUARTER HIGHLIGHTS

- Noninterest income down $11mm, or 12%, LQ and down $49mm, or 37%, YoY
  - MSR amortization of $21mm, down $4mm LQ
    - Sold servicing portfolio will contribute to a decline in amortization
  - Loan servicing fee income down $2mm, or 4%, LQ
  - Recovery of MSR valuation allowance of $5mm

QUARTER HIGHLIGHTS

- Noninterest expense decreased $36mm, or 18%, LQ
  - Salaries, commissions and other employee benefits declined $4mm, or 4%, LQ
  - General and administrative down $22mm, or 38%, LQ
- FTE declined 7% during the quarter
  - Expect ~700 additional reduction post-transfer of default servicing platform

1ST QUARTER EARNINGS SUPPLEMENT 7

EverBank

8 BANKING AND WEALTH MANAGEMENT SEGMENT HIGHLIGHTS SEGMENT EARNINGS RETAINED ASSET VOLUME ($MM) 17% 49% 67% 55% 71% 13% 15% 11% 17% 11% 32% 24% 21% 28% 18% 38% 12% 1% 1Q13 2Q13 3Q13 4Q13 1Q14 Residential Commercial Commercial Finance Warehouse Finance $502 $1,058 $1,0721 $1,5511 • Net interest income down $1mm, or 1%, LQ and down $6mm, or 4%, YoY • Provision for loan and lease losses down $4mm, or 82%, LQ and up $1mm YoY • $3mm of prior quarter related to non-performing commercial loan sale • Retained asset volumes decreased 27% LQ and increased 127% YoY • Continue to expect retained asset generation of $4 - $5bn annually (1) Beginning in 3Q13, commercial finance and warehouse finance retained asset volume defined as new customer volume during the quarter. $1,1401 1ST QUARTER EARNINGS SUPPLEMENT ($mm) 1Q13 4Q13 1Q14 Net interest income 132$ 128$ 127$ Provision for loan and lease losses 0 5 1 Net interest income after provision 132 123 126 Noninterest income 28 19 15 Noninterest expense: Credit-related expenses 6 5 2 All other noninterest xpense 78 53 47 Pre-tax income 76$ 84$ 91$

1Q13 4Q13 1Q14 Retail 32% 67% 70% Consumer Direct 4% 4% 5% Third Party 24% 53% 44% Total 19% 43% 46% 1Q13% 4Q13% 1Q14 % Retail 0.8$ 29% 0.9$ 44% 0.8$ 46% Consumer Direct 1.0 35% 0.6 32% 0.4 24% Third Party 1.0 36% 0.5 24% 0.5 30% Total 2.9$ 100% 2.0$ 100% 1.7$ 100% Retail Consumer Direct Correspondent Total 9 MORTGAGE BANKING SEGMENT HIGHLIGHTS SEGMENT EARNINGS KEY METRICS • Net interest income after provision down $3mm, or 45%, LQ and down $7mm, or 66%, YoY • Noninterest income decreased $7mm, or 9%, LQ as a result of lower gain on sale revenue and servicing income • Noninterest expense decreased $29mm, or 25%, LQ largely due to lower consent order and credit-related expenses ORIGINATION DATA UPB Originated ($bn) Purchase Activity (%) (1) Includes wholesale volume of $0.7bn, $0.0bn and $0.0bn, respectively (1) ($mm) 1Q13 4Q13 1Q14 Net interest income after provision 11$ 7$ 4$ Noninterest income 105 77 70 Noninterest expens : Foreclosure and OREO expense 2 6 7 Other credit-rel ted exp ns s 2 7 (1) All other noninterest expense 100 103 81 Pre-tax income (loss) 13$ (32)$ (13)$ 1ST QUARTER EARNINGS SUPPLEMENT 1Q13 4Q13 1Q14 Mortgage lending volume $2.9bn $2.0bn $1.7bn Gain on sale margin 303bps 288bps 299bps Servicing UPB $50.8bn $61.0bn $60.7bn Average servicing f e 30bps 29bps 29bps Applications $3.1bn $2.4bn $1.5bn Rate locks $1.9bn $1.3bn $1.5bn etail onsumer Direct Correspon ent otal

0.99% 0.92% 1.01% 0.65% 0.62% 1Q13 2Q13 3Q13 4Q13 1Q14 0.23% 0.12% 0.30% 0.20% 0.12% 1Q13 2Q13 3Q13 4Q13 1Q14 10 ASSET QUALITY ADJUSTED NPA / TOTAL ASSET BUILD HIGHLIGHTS NCO / AVERAGE LOANS HFI ADJUSTED NPA / TOTAL ASSETS • Net charge-offs to average loans HFI decreased 8bps LQ to 0.12% driven by lower charge-offs and higher recoveries during the quarter • Adjusted NPAs to total assets decreased 3bps LQ due to lower residential NPAs • Over 65% of our non-FHA residential LHFI was originated after 2010 • Average LTV of 67% and average FICO of over 760 • Residential portfolio, excluding government insured, delinquency of 0.7% Adjusted NPA ratio excludes loans and leases with enhanced credit protection 6.47% 0.62% (0.06)% (5.79)% Regulatory NPAs / Assets Impact Ex. Gov't Insured Loans Impact Ex. ACI Loans Adjusted NPAs / Assets Note: A reconciliation of Non-GAAP financial measures can be found in the appendix (1) Acquired credit-impaired loans and leases accounted for under ASC 310-30 or by analogy (1) 1ST QUARTER EARNINGS SUPPLEMENT

APPENDIX

CREDIT – ORIGINATED MORTGAGE REPURCHASE RESERVE

RESERVE TRENDS

Sold UPB ($mm)	'04 - '05	'06 - '08	'09 - '13	Total
Agency	$2,357	$450	$31,594	$34,401
Agency Aggregator	8,977	11,528	4,942	25,447
Total Sold UPB	$11,334	$11,978	$36,536	$59,848
Request Rates				
Life Time	0.41%	2.61%	0.32%	0.83%
Last 12 Months	0.07%	0.42%	0.07%	0.15%
Repurchase Rates				
Life Time	39%	40%	28%	37%
Last 12 Months	0%	21%	24%	21%
Loss Severity				
Life Time	12%	48%	26%	38%
Last 12 Months	47%	46%	18%	32%

SUMMARY STATISTICS BY VINTAGE

Losses to date ($mm)	'04 - '05	'06 - '08	'09 - '13	Total
Total Sold UPB	$11,334	$11,978	$36,536	$59,848
Request Rate	0.41%	2.61%	0.30%	0.83%
Requests Received	212	1,500	511	2,223
Pending Requests	29	290	54	373
Resolved Requests	183	1,210	457	1,850
Repurchase Rate	39%	40%	28%	37%
Loans Repurchased	72	480	127	679
Average Loan size ($000)	222	209	227	222
Loss Severity	12%	48%	26%	38%
Losses Recognized	$1.9	$47.8	$7.6	$57.3
Losses Recognized (bps)	1.7	39.9	2.1	9.6

HIGHLIGHTS

- LTD realized losses of 10bps for the whole portfolio and expected total lifetime realized losses of 16bps
- 2006 – 2008 quality of production was strong
- 2006 – 2008 vintages were primarily sold to the large agency aggregators

RESERVE ROLLFORWARD

($mm)	1Q13	2Q13	3Q13	4Q13	1Q14
Pending Reserves - BoP	$ 27	$ 25	$ 22	$ 19	$ 20
Provisions - New Sales	1	1	1	1	-
Provisions - Changes in Existing Reserves	(0)	(1)	(2)	1	4
Charge Offs	(3)	(3)	(2)	(1)	-
Pending Reserves - EoP	$ 25	$ 22	$ 19	$ 20	$ 24

1ST QUARTER EARNINGS SUPPLEMENT 12
EverBank

NON-GAAP RECONCILIATIONS

QUARTERLY ADJUSTED NET INCOME

(dollars and shares in thousands)	Three Months Ended March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Net income	$ **32,760**	$ **18,451**	$ **33,150**	$ **45,993**	$ **39,146**
Non-recurring regulatory related expense, net of tax	465	4,807	20,203	12,042	11,425
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	311	(68)	(439)	(538)	950
MSR impairment (recovery), net of tax	(3,063)	(9,109)	(21,783)	(20,194)	(7,784)
Restructuring expense, net of tax	630	16,090	3,242	-	-
OTTI credit losses on investment securities (Volcker Rule), net of tax	-	2,045	-	-	-
Adjusted net income	$ **30,103**	$ **32,216**	$ **34,373**	$ **37,303**	$ **43,737**
Adjusted net income allocated to preferred stock	2,531	2,531	2,532	2,531	2,531
Adjusted net income allocated to common shareholders	$ 27,572	$ 29,685	$ 31,841	$ 34,772	$ 41,206
Adjusted net earnings per common share, diluted	$ 0.22	$ 0.24	$ 0.26	$ 0.28	$ 0.33
Weighted average common shares outstanding, diluted	125,038	124,420	124,124	124,034	123,439

TANGIBLE COMMON EQUITY

(dollars in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Shareholders' equity	$ **1,647,639**	$ **1,621,013**	$ **1,602,913**	$ **1,549,383**	$ **1,504,442**
Less:					
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	5,286	5,813	6,340	6,867	7,394
Tangible equity	$ 1,595,494	$ 1,568,341	$ 1,549,714	$ 1,495,657	$ 1,450,189
Less:					
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$ **1,445,494**	$ **1,418,341**	$ **1,399,714**	$ **1,345,657**	$ **1,300,189**
Weighted average common shares outstanding, basic	122,684	122,595	122,509	122,281	121,583

1ST QUARTER EARNINGS SUPPLEMENT 13 EverBank

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013
Total non-accrual loans and leases	$	80,660	$	85,910	$	145,078	$	132,078	$	141,468
Accruing loans 90 days or more past due		-		-		-		-		-
Total non-performing loans (NPL)		80,660		85,910		145,078		132,078		141,468
Other real estate owned (OREO)		29,333		29,034		32,108		36,528		39,576
Total non-performing assets (NPA)		109,993		114,944		177,186		168,606		181,044
Troubled debt restructurings (TDR) less than 90 days past due		73,455		76,913		79,664		82,236		88,888
Total NPA and TDR[(1)]	$	183,448	$	191,857	$	256,850	$	250,842	$	269,932
Total NPA and TDR	$	183,448	$	191,857	$	256,850	$	250,842	$	269,932
Government-insured 90 days or more past due still accruing		1,021,276		1,039,541		1,147,795		1,405,848		1,547,995
Loans accounted for under ASC 310-30:										
90 days or more past due		9,915		10,083		45,104		54,054		67,630
OREO		-		-		21,240		21,194		22,955
Total regulatory NPA and TDR	$	1,214,639	$	1,241,481	$	1,470,989	$	1,731,938	$	1,908,512
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[(1)]										
NPA to total assets		0.62%		0.65%		1.01%		0.92%		0.99%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:										
NPA to total assets		6.47%		6.60%		7.90%		8.98%		9.94%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.*

1ST QUARTER EARNINGS SUPPLEMENT 14 EverBank

15 NON-GAAP RECONCILIATIONS REGULATORY CAPITAL (BANK LEVEL) 1ST QUARTER EARNINGS SUPPLEMENT March 31, December 31, September 30, June 30, March 31, (dollars in thousands) 2014 2013 2013 2013 2013 Shareholders' equity 1,686,414$ 1,662,164$ 1,648,152$ 1,598,419$ 1,560,001$ Less: Goodwill and other intangibles (50,700) (51,072) (51,436) (51,807) (52,089) Disallowed servicing asset (26,419) (20,469) (39,658) (36,182) (31,585) Disallowed deferred tax asset (62,682) (63,749) (64,462) (65,406) (66,351) Add: ccumulated losses on securities and cash flow hedges 51,507 50,608 54,392 78,181 77,073 Tier 1 capital 1,598,120 1,577,482 1,546,988 1,523,205 1,487,049 Add: Allowance for loan and lease losses 62,969 63,690 66,991 73,469 77,067 Total regulatory capital 1,661,089$ 1,641,172$ 1,613,979$ 1,596,674$ 1,564,116$ Adjusted total assets 17,539,708$ 17,554,236$ 17,510,528$ 18,287,359$ 18,234,886$ Risk-weighted assets 11,597,320 11,467,411 11,070,048 11,656,698 11,406,725